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                                                                   Exhibit 3.11b

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                   DELIVERED 08:00 AM 12/01/2005
                                                     FILED 08:00 AM 12/01/2005
                                                    SRV 050976317 - 3570796 FILE

                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

Pursuant to Section 18-202 of the Delaware Limited Liability Company Act, the undersigned, in order to change its registered office and registered agent, hereby certifies that:

1.   The name of the limited liability company is:

     BUILDERS' REDI-MIX, LLC

2. The Certificate of Formation of the limited liability company is hereby amended to change the registered agent and location of the registered office of the limited liability company to the following:

     NEW NAME OF REGISTERED AGENT:

     CAPITOL SERVICES, INC.

     NEW ADDRESS OF REGISTERED OFFICE:

     615 SOUTH DUPONT HWY
     DOVER. DE 19901
     KENT COUNTY

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment to the Certificate of Formation this 22nd day of November, 2005.

                                        BUILDERS' REDI-MIX, LLC
                                        Name of Limited ability Company


                                        /s/ Donald C. Wayne
                                        ----------------------------------------
                                        Signature

                                        Donald C. Wayne
                                        Printed Name

                                        Vice-President
                                        Title